EXHIBIT 31.1
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                    PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

I, Samson Bitensky, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of Fab Industries, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  March 29, 2004
                                               By: /s/ Samson Bitensky
                                                   ----------------------------
                                               Name:    Samson Bitensky
                                               Title:   Chief Executive Officer